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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 1999


INVESTMENT OBJECTIVES AND POLICIES

EMERGING SMALL COMPANY TRUST
Investment Policies

The first paragraph of this section is amended and restated as follows:

         Franklin Advisers, Inc. ("Franklin Advisers") manages the Emerging Small Company Trust. Franklin Advisers seeks to achieve the portfolio's investment objective by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

SMALL COMPANY BLEND TRUST
Investment Policies

This section is amended and restated as follows:

         Capital Guardian Trust Company (also referred to as "CGTC") manages the Small Company Blend Trust. CGTC seeks to achieve this investment objective by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase. In determining market capitalization, CGTC may consider the value of shares which are publicly traded. The portfolio may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

SMALL COMPANY VALUE TRUST
Investment Policies

The first paragraph of this section is amended and restated as follows:

         AXA Rosenberg Investment Management LLC ("AXA Rosenberg") manages the Small Company Value Trust. AXA Rosenberg pursues this objective by investing, under normal circumstances, at least 65% of the portfolio's assets in common stocks of companies with total market capitalization that approximately match the range of capitalization of the Russell 2000 Index and are traded principally in the markets of the United States. The market capitalizations within the Russell 2000 Index will vary, but as of December 31, 1999, they ranged from approximately $2 million to $13.2 billion. Because the companies in which the Small Company Value Trust invests typically do not distribute significant amounts of company earnings to shareholders, the Small Company Value Trust's objective places relatively greater emphasis on capital appreciation than on current income.

REAL ESTATE SECURITIES TRUST
Investment Policies

The second paragraph of this section is amended and restated as follows:

         The Real Estate Securities Trust may also purchase common stocks, preferred stocks, convertible securities and fixed income securities of companies operating in industry groups related to the real estate industry. Such companies include entities engaged in the ownership, development, construction, financing and servicing of real estate as well as companies involved in other market segments related to real estate. For example, securities of banks, finance and mortgage companies, property management, hotel and lodging companies, homebuilders, building product manufacturers and building product retailers may be purchased. The portfolio will not invest directly in real property nor will it purchase mortgage notes directly.

         Up to 5% of the portfolio's net assets may be invested in non-real estate related securities.


MANAGEMENT OF THE TRUST
SUBADVISORY ARRANGEMENTS

The following changes are made to the portfolio managers for the trusts as outlined below:


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Mid Cap Stock Trust

Michael Carmen, Vice President of Wellington Management has replaced Frank Wisneski as the portfolio manager for the Mid Cap Stock Trust. Mr. Carmen joined Wellington Management in 1999 as an equity portfolio manager. He manages institutional equity portfolios with assets exceeding $300 million. Prior to joining Wellington Management, Mr. Carmen was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996,
1997) and Montgomery Asset Management (1996). He is a Chartered Financial
Analyst.

     Balanced Trust

         Brian Kelly who has been the lead portfolio manager for the Balanced Trust no longer manages this portfolio. Curtis J. Anderson has been named lead portfolio manager. Mr. Anderson, Vice President of Investments, joined Founders in December 1999. Prior to joining Founders, Mr. Anderson was a senior vice president, director of research and a portfolio manager with First Security Investment Management from 1991 to 1999. Prior to that, he was a trust investment officer and portfolio manager for West One Trust Company. Mr. Anderson holds a BA and MBA from the University of Utah.

     International Small Cap Trust

         Michael Gerding who has been the lead portfolio manager for the International Small Cap Trust no longer manages this portfolio. Tracy P. Stouffer has been appointed as lead portfolio manager. Ms. Stouffer, Vice President of Investments, joined Founders in 1999. Prior to joining Founders, she was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999, and a vice president and portfolio manager with Clariden Asset Management Inc. from 1988 to 1995. A graduate of Cornell University, Ms. Stouffer received an MBA with a concentration in marketing from the University of Western Ontario, Canada. She is also a Chartered Financial Analyst.

     Growth Trust

         The management team for the Growth Trust is as follows:

Richard Weed is a Principal at SSgA and a Senior Portfolio Manager in the U.S. Active Equity group. His responsibilities include portfolio management, product development, and research for the U.S. Active Equity strategies. Mr. Weed also created and manages the U.S. Aggressive Growth Strategy. He joined SSgA in 1994 in the Credit and Risk Policy Area where he was responsible for quantifying market risk for the corporation across equity, bond, and foreign exchange positions.

Jennifer Bardsley is a Principal and Senior Portfolio Manager at SSgA. Her responsibilities within the firm include portfolio management, product development, and research for the U.S. Active Equity strategies. Ms. Bardsley developed and manages the Special Small Cap Strategy. Ms. Bardsley joined SSgA as a member of the Investment Systems group and transferred into the U.S. Active Equities group in 1995. She has been working in the investment management field since she joined SSgA in 1993.

Peter Stonberg is a Principal and Senior Strategist at SSgA. In this role, Mr. Stonberg develops and integrates firm-wide business and investment strategy and represents the firm and its views on the capital markets to clients. He joined State Street in 1981 with over 15 years of experience in investment management.

David Hanna is a Principal at SSgA and is head of the U.S. Active Equity Group, which manages over $10 billion in assets. He participates in group research projects involving development of modeling and portfolio construction techniques. Immediately prior to joining SSgA in 1997, Mr. Hanna was the head of equity quantitative research at Standish, Ayer, & Wood.

     Mid Cap Blend Trust

         Katherine Collins, portfolio manager of the Mid Cap Blend Trust, will be stepping down as manager on August 2, 1999. She will be pursuing other interests at Fidelity and taking a position within the Fidelity Foundation,


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which represents Fidelity's philanthropic interests. Mr. Bahaa Fam will be joining Richard Fentin as portfolio manager of the Mid Cap Blend Trust. Mr. Fam is Director of Quantitative Research for Fidelity Management & Research Company, a division of Fidelity Investments. He directs a team of research analysts in the design of novel methods for stock selection and portfolio construction and serves as an advisor on portfolio strategy and asset allocation for Fidelity's funds. He also directly manages several U.S. equity (sub) portfolios. Prior to joining Fidelity, Mr. Fam was Managing Director and Consulting Scientist for the MITRE Corporation where he directed a broad range of research activities.

     Real Estate Securities Trust and Equity Index Trust

         Leslie Grober no longer manages the Real Estate Securities Trust. Robert Lutzko and Brett Hryb have been appointed as portfolio managers. Mark Schmeer will no longer be lead manager but will continue to oversee the investment processes of the fund. Mr. Lutzko joined MAC in 1995. He is an investment manager of U.S. Equities at Manulife Financial. Prior to 1995, Mr. Lutzko worked for OMERS, one of the largest retirement funds in Canada. He also worked for Workers Compensation Board where he served as portfolio manager for U.S. Small Cap Investments, and portfolio manager for U.S. Large Cap Equities. A Chartered Financial Analyst, Mr. Lutzko graduated from Sheridan College. Mr. Hryb joined MAC in 1996. He is a research analyst, U.S. Equities specializing in equity index portfolios. Prior to joining MAC, he worked for Global Accounting at Elliott & Page, an affiliate of MAC. A Chartered Financial Analyst, Mr. Hryb earned a bachelor's degree from McMaster University. Mr. Lutzko has replaced Mr. Grober as manager of the Equity Index Trust as well. Mr. Hryb continues to manage this portfolio.

     Mid Cap Growth Trust

         Christopher Perras has joined the management team for the Mid Cap Growth Trust. Mr. Perras, Portfolio Manager, has been associated with A I M Capital Management, Inc. and/or its affiliates since 1999. From 1997 to 1999, he was an equity analyst at Van Wagoner Capital Management. From 1995 to 1997, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. Mr. Perras earned a BS in electrical engineering from the Georgia Institute of Technology and an MBA from Harvard Graduate School of Business Administration. He is a Chartered Financial Analyst and a Chartered Financial Consultant.

     Aggressive Growth Trust

         Ryan Crane has joined the management team for the Aggressive Growth Trust. Mr. Crane, Portfolio Manager, has been associated with A I M Capital Management, Inc. and/or its affiliates since 1994. A Chartered Financial Analyst, Mr. Crane earned a BS with honors in economics from the University of Houston.

     U.S. Large Cap Value Trust and Income & Value Trust

         Terry Berkemeier has joined the management team for the U.S. Large Cap Value Trust and the Income & Value Trust. Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

ADVISORY ARRANGEMENTS

The fourth paragraph (except for the last sentence) found in the Trust's Prospectus under the heading "Management of the Trust-Advisory Arrangements" is amended and restated as follows:

         As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio, except for the Lifestyle Trusts for which the Adviser receives no fee. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.


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RISK/RETURN SUMMARY
BALANCED TRUST

The following replaces the third bullet found in the Trust's Prospectus under the heading "Balanced Trust-Principal Risks of Investing in this Portfolio."

- The portfolio will invest at least 25% of its assets in investment grade fixed income securities. Investment grade fixed income securities in the lowest rating category involve more risk than these securities in the higher rating categories as described under "Risks of Investing in Certain Types of Securities."

                  THE DATE OF THIS SUPPLEMENT IS APRIL 10, 2000



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